LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN
INSTITUTIONAL INTERNATIONAL BOND FUND

May 5, 1998

Dear Shareholder:

We are pleased to submit our semi-annual report on the J.P. Morgan Institutional International Bond Fund for the six months ending March 31, 1998.

In a challenging investment environment made volatile by the impact of Southeast Asia's crisis, the fund returned 5.19% for the period. Although the fund underperformed the 5.74% return of its benchmark, the Salomon Brothers Non-U.S. World Government Bond Index (currency hedged), it significantly outpaced the 0.68% return of its competitors, as measured by the Lipper International Income Funds Average. In fact, as of March 31, 1998, Morningstar* awarded the fund a 5-star overall rating and was rated among 163 other international bond funds; the highest ranking a fund can achieve.

The fund's net asset value decreased from $8.65 at the beginning of the period,
to $8.11 per share by   March 31, 1998, after making distributions of
approximately $0.76 in income, $0.19 from short-term capital gains, and $0.01 from long-term capital gains respectively. The fund's net assets also decreased from $7.1 million to $6.2 million. The net assets of The Non-U.S. Fixed Income Portfolio, in which the fund invests, totaled approximately $6.3 million on March 31, 1998.

The report that follows includes an interview with Dominic Pegler, a member of the portfolio management team responsible for the fund. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert
---------------------                     ----------------------
Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated




* MORNINGSTAR PROPRIETARY RATINGS REFLECT RISK-ADJUSTED PERFORMANCE THROUGH 3/31/98. THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUNDS THREE-, FIVE-, AND TEN-YEAR RETURN (WITH FEE ADJUSTMENTS) IN EXCESS OF 90-DAY TREASURY BILL RETURNS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY T-BILL RETURNS. FOR THE THREE-YEAR PERIOD, THE J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND RECEIVED FIVE STARS AND WAS RATED AMONG 163 FUNDS. TEN PERCENT OF THE FUNDS IN A RATING CATEGORY RECEIVE FIVE STARS, AND THE NEXT 22.5% RECEIVE FOUR STARS.



  TABLE OF CONTENTS                        PORTFOLIO MANAGER Q&A . . . . . 3

  LETTER TO THE SHAREHOLDERS . . . .1      FUND FACTS AND HIGHLIGHT. . . . 6

  FUND PERFORMANCE . . . . . . . . .2      FINANCIAL STATEMENTS. . . . . . 8

FUND PERFORMANCE


EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years. Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.



PERFORMANCE                                  TOTAL RETURNS                       AVERAGE ANNUAL TOTAL RETURNS
                                                               --------         ------------------------------
                                             THREE               SIX            ONE                 SINCE

AS OF MARCH 31, 1998                         MONTHS              MONTHS         YEAR                INCEPTION*
--------------------------------------------------------------------------      ------------------------------
J.P. Morgan Inst. International Bond Fund    3.06%              5.19%          12.62%                12.88%
Salomon Brothers Non-U.S. World
Government Bond Index (currency hedged)      3.05%              5.74%          12.78%                13.16%
Lipper International Income Funds Average    1.32%              0.68%           4.85%                 7.99%









*12/1/94 - COMMENCEMENT OF OPERATIONS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS AND YIELDS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS AND YIELDS WOULD HAVE BEEN LOWER. THE SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX (CURRENCY HEDGED) IS AN UNMANAGED INDEX IN WHICH INVESTORS MAY NOT DIRECTLY INVEST. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

Portfolio manager Q&A

     [PHOTO]

Following is an interview with DOMINIC J. PEGLER, VICE PRESIDENT, who is a member of the portfolio management team responsible for managing THE NON-U.S. FIXED INCOME PORTFOLIO in which the Fund invests. Mr. Pegler joined J.P. Morgan (London) in 1996 after seven years at the Bank of England, serving first as an economist and then in the Reserves Management Department managing the U.K.'s foreign exchange reserves. His time at the Bank included a two year secondment to the Directorate of Monetary Affairs, ECCommission. Mr. Pegler holds a BS and MS in Economics from the London School of Economics. This interview was conducted on April 14, 1998 and reflects his views on that date.

WHAT WERE SOME OF THE FACTORS INFLUENCING FIXED-INCOME MARKETS OVER THE PAST SIX MONTHS?

DJP: It has recently been a very interesting time for international investors, with the key theme of the last six months being the Asian financial crisis. The fixed income markets were impacted in a few ways by Asia's events. First, there was an observable flight to quality as many investors moved from corporate issues into government bonds. As a result of this shift, U.S. Treasuries performed very well at the end of 1997, and European government bonds posted strong first quarter 1998 returns. Even though the Japanese bond market had been extremely volatile throughout the past six months, on average, Japanese government bonds also performed quite well over the reporting period. So, overall, good performance came from government bonds during the past six months.

Secondly, we've seen declining yields, as investors around the world extrapolated that the Asian crisis would reduce economic growth keeping the major economies from raising interest rates. We think that is going to contain inflation in the future, which is generally very good for bonds.
  Lastly, we saw greater volatility in non-government bond sectors and a widening of credit spreads as investors became concerned about the credit quality of non-government issues. So the turmoil of the Asian crisis also spawned a general repricing of credit risk, which has actually continued into the period under review.

WOULD YOU COMMENT SPECIFICALLY ON EUROPE'S ECONOMIC AND MONETARY UNION (EMU)? HOW HAVE THINGS PROGRESSED ON THAT FRONT, AND WHAT ARE THE IMPLICATIONS FOR BOND PORTFOLIOS?

DJP: Even though discussions regarding EMU have taken a back burner to the Asian crisis, it remains an extremely important theme not only in Europe, but throughout the world. We think it is now very likely that ten countries will participate in EMU at its outset in January 1999, and that over the past 12 to 18 months, the yields of those countries' bond markets have converged considerably. And while during that period convergence trades greatly contributed to performance, the convergence process is now broadly complete; and thus no further gains can be expected to be made from convergence

  Looking forward, however, EMU creates a huge implication for how fixed income portfolios will be managed in the future. Playing the different local markets in Europe will be much less of a source of return than it used to be in the past. In the future, we will need to put more emphasis on finding value within the core European bond market in terms of investing in non-government securities. And we think, overall in the industry, bottoms-up security selection will be much more important -- which really bodes well for us, because we have such strong research capabilities. After EMU, Europe will, in essence, have one broad bond market, which we believe will develop to become more like the U.S. bond market. And for us, this is also another big advantage, because we are very active in the U.S. bond market and we know how to use credit and security-specific research to enhance return -- rather than rely primarily on country or currency differentiation.

Another important issue regarding EMU for bond investors is the fact that after January 1999, the European Central Bank (ECB) will be the sole authority responsible for setting uniform monetary policy for EMU countries. So over the next few months we will all be watching the ECB to see how it establishes its credibility in setting monetary policy and in maintaining price stability.

WHAT IS THE LATEST VIEW ON JAPAN; ANY SIGNS THEIR ECONOMIC TROUBLES ARE GETTING BETTER?

DJP: Although Japan has been experiencing lackluster growth for several years now, it has currently reentered the market's focus because of the Asian crisis, which threatens to exacerbate deteriorating domestic economic conditions.

Currently, we think there's a lot of pressure internationally on the Japanese authorities to do something to get their economy started again -- for a couple of very important reasons. One is obviously because of the Asian situation, as I just mentioned, but also because Japan is the biggest creditor to the rest of the world. So what happens in Japan has a big impact on enterprises around the world. Our feeling is that we may actually see slightly negative growth in Japan this year, which puts many of the Japanese banks under pressure. So lately, Japan is of big concern again in the marketplace.

WHAT DOES THIS ALL MEAN FOR JAPAN'S BOND MARKET?

DJP: For a long time Japanese bonds have been trading at very low yields. As we speak, the yield on the 10-year Japanese government bond (JGB) is about 1.81%, which is not a level that seems to be sustainable in the long run. So many believe Japanese bonds are overvalued.

Having said that, however, because Japan is an economy that is so depressed and may be entering a period of deflation, there are still good reasons to support buying Japanese bonds.
  In trying to solve the Japan puzzle, however, I think the two key questions we have to ask are 1) will the Japanese do something drastic to get their economy going again? And if they do, 2) what is it going to be? Our view is that if Japan focuses on changing fiscal policy or cutting taxes to stimulate the economy, there's a good chance that it will hurt the bond markets. We think, however, it's much more likely that Japan will just continue to print more money as they have over the last couple of months, which could keep interest rates low for the foreseeable future.

IN GENERAL, HOW DID THE FUND PERFORM OVER THE PERIOD? DID THE MARKET'S INCREASED VOLATILITY MAKE IT DIFFICULT TO INVEST?

DJP: Over the past six months, and particularly during the last quarter of 1997, the performance of the fund was definitely hurt by the increased volatility caused by Asia's events and by the spread widening that occurred across markets. The fund held quite a few non-government securities in the portfolio, which also detracted from its overall returns. Despite this volatility, however, the fund still performed quite impressively. It significantly outperformed its competitors, as measured by the Lipper International Income Funds Average. Also, as of March 31, 1998, Morningstar* awarded the fund a five-star rating, which is the highest ranking a fund can achieve.

Our exposure to the Swedish market helped fund performance during the first quarter of 1998, with the fund ending this most recent three-month period in line with its benchmark. As you may or may not know, the Swedish bond market was one of the best performing markets in the world during the first quarter of 1998. So the fund's exposure to Sweden has significantly contributed to a rebound in its performance. Along with the tactical decisions made throughout the period, the fund, all in all, has been a strong performer.

WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS; HOW DO YOU SEE THINGS PANNING OUT, AND HOW IS THE FUND BEING POSITIONED?

DJP: Our outlook is one that is generally positive for bonds. For the most part, we expect that low inflation and modest economic growth will continue, which will maintain a positive environment for bonds.

On the flip side, however, the biggest risk for bond markets will be how economic conditions materialize in the U.S. If the U.S. economy doesn't sufficiently slow down, the Federal Reserve may have to hike rates in order to cool the economy to a more sustainable level. That is likely to hurt the bond market, and have negative implications for non-U.S. markets. We believe, however, the most likely scenario going forward is for stable to slightly lower rates in the U.S., as we expect the U.S. economy to slow down in the second half of this year.
  We don't think anything drastic will occur in Europe. Although the economies will start to show more growth, it's nothing that's going to scare bond investors, or that's going to scare the central banks into shifting monetary policy. Rates may move slightly higher, but we don't foresee major increases. And the same is true for Japan. So all in all, we see a pretty stable outlook for bonds in the next six months or so.





* MORNINGSTAR IS A LEADING SOURCE FOR MUTUAL FUND DATA.

Fund facts

INVESTMENT OBJECTIVE

J.P. Morgan Institutional International Bond Fund seeks to provide a high total return consistent with moderate risk of capital, from a portfolio of international fixed income securities. It is designed for investors who seek exposure to international bond markets in their investment portfolios.The portfolio's benchmark is The Salomon Brothers Non-U.S. World Government Bond Index
(currency hedged).

--------------------------------------------------------------------------------

INCEPTION DATE

12/1/94

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 3/31/98

$6,197,652

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 3/31/98

$6,254,754

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE

MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)

12/18/98

--------------------------------------------------------------------------------

EXPENSE RATIO

The fund's current expense ratio of 0.65% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS
ALL DATA AS OF MARCH 31, 1998

PORTFOLIO ALLOCATION
(Percentage of total investments)

     [PIE CHART]         Japan 30.1%
                         United Kingdom 19.0%
                         Australia 9.8%
                         Netherland 8.9%
                         United States 2.7%
                         Denmark 2.4%
                         Germany 2.0%
                         Short-term 23.4%
                         Other 1.7%

30-DAY SEC YIELD
3.25%

DURATION
4.0 years

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORKSERVES AS AN ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

Past performance is no guarantee for future performance. Returns are net of fees, assume the reinvestment of fund distributions and may reflect the reimbursement of the fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower.The fund invests through a master portfolio (another fund with the same objective). The fund invests in foreign securities which are subject to special risks such as currency fluctuations and economic and political instability. Prospective investors should refer to the fund's prospectus for a discussion of these risks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MARCH 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The Non-U.S. Fixed Income Portfolio
  ("Portfolio"), at value                          $6,229,313
Receivable for Expense Reimbursements                   8,374
Deferred Organization Expenses                          7,857
Receivable for Shares of Beneficial Interest Sold       5,990
Prepaid Trustees' Fees                                      5
Prepaid Expenses and Other Assets                          15
                                                   ----------
    Total Assets                                    6,251,554
                                                   ----------
LIABILITIES
Dividends Payable to Shareholders                       4,913
Shareholder Servicing Fee Payable                         659
Administrative Services Fee Payable                       195
Administration Fee Payable                                 28
Fund Services Fee Payable                                  10
Accrued Expenses                                       48,097
                                                   ----------
    Total Liabilities                                  53,902
                                                   ----------
NET ASSETS
Applicable to 764,428 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $6,197,652
                                                   ----------
                                                   ----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $8.11
                                                         ----
                                                         ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $6,068,175
Distributions in Excess of Net Investment Income     (205,190)
Accumulated Net Realized Gain on Investment           476,709
Net Unrealized Depreciation of Investment            (142,042)
                                                   ----------
    Net Assets                                     $6,197,652
                                                   ----------
                                                   ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MARCH 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income (Net of Foreign
  Withholding Tax of $1,353)                                  $ 162,077
Allocated Portfolio Expenses (Net of
  Reimbursement of $28,953)                                     (23,240)
                                                              ---------
    Net Investment Income Allocated from
      Portfolio                                                 138,837
FUND EXPENSES
Transfer Agent Fees                                $  8,203
Printing Expenses                                     3,952
Shareholder Servicing Fee                             3,671
Amortization of Organization Expenses                 2,344
Administrative Services Fee                           1,103
Fund Services Fee                                       112
Administration Fee                                       94
Trustees' Fees and Expenses                              58
Miscellaneous                                         3,773
                                                   --------
    Total Fund Expenses                              23,310
Less: Reimbursement of Expenses                     (22,688)
                                                   --------
NET FUND EXPENSES                                                   622
                                                              ---------
NET INVESTMENT INCOME                                           138,215
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                     374,996
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                          (132,468)
                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ 380,743
                                                              ---------
                                                              ---------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED      FOR THE FISCAL
                                                   MARCH 31, 1998       YEAR ENDED
                                                    (UNAUDITED)     SEPTEMBER 30, 1997
                                                   --------------   ------------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     138,215    $         260,212
Net Realized Gain on Investment Allocated from
  Portfolio                                              374,996              806,863
Net Change in Unrealized Depreciation of
  Investment Allocated from Portfolio                   (132,468)            (307,115)
                                                   --------------   ------------------
    Net Increase in Net Assets Resulting from
      Operations                                         380,743              759,960
                                                   --------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (668,351)            (952,055)
Net Realized Gain                                       (172,435)            (325,360)
                                                   --------------   ------------------
    Total Distributions to Shareholders                 (840,786)          (1,277,415)
                                                   --------------   ------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold       4,202,286            8,877,753
Reinvestment of Dividends and Distributions              717,432            1,078,872
Cost of Shares of Beneficial Interest Redeemed        (5,388,138)         (15,622,643)
                                                   --------------   ------------------
    Net Decrease from Transactions in Shares of
      Beneficial Interest                               (468,420)          (5,666,018)
                                                   --------------   ------------------
    Total Decrease in Net Assets                        (928,463)          (6,183,473)
NET ASSETS
Beginning of Period                                    7,126,115           13,309,588
                                                   --------------   ------------------
End of Period (including undistributed net
  investment income of $0 and $324,946,
  respectively)                                    $   6,197,652    $       7,126,115
                                                   --------------   ------------------
                                                   --------------   ------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                     FOR THE FISCAL       FOR THE PERIOD
                                                    FOR THE SIX        YEAR ENDED        DECEMBER 1, 1994
                                                    MONTHS ENDED      SEPTEMBER 30,      (COMMENCEMENT OF
                                                   MARCH 31, 1998   -----------------   OPERATIONS) THROUGH
                                                    (UNAUDITED)      1997      1996     SEPTEMBER 30, 1995
                                                   --------------   -------   -------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $        8.65    $ 11.30   $ 11.12   $            10.00
                                                   --------------   -------   -------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.10       2.21      0.31                 0.49
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency                           0.32      (1.11)     0.95                 0.78
                                                   --------------   -------   -------   -------------------
Total from Investment Operations                            0.42       1.10      1.26                 1.27
                                                   --------------   -------   -------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (0.76)     (2.78)       --                (0.15)
Net Realized Gain                                          (0.20)     (0.97)    (1.08)                  --
                                                   --------------   -------   -------   -------------------
Total Distributions to Shareholders                        (0.96)     (3.75)    (1.08)               (0.15)
                                                   --------------   -------   -------   -------------------

NET ASSET VALUE, END OF PERIOD                     $        8.11    $  8.65   $ 11.30   $            11.12
                                                   --------------   -------   -------   -------------------
                                                   --------------   -------   -------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                5.19%(a)   12.52%   12.09%               12.83%(a)
Net Assets, End of Period (in thousands)           $       6,198    $ 7,126   $13,310   $            4,233
Ratios to Average Net Assets
  Expenses                                                  0.65%(b)    0.50%    0.65%                0.60%(b)
  Net Investment Income                                     3.78%(b)    4.88%    5.28%                5.82%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                   1.41%(b)    1.91%    1.02%                1.90%(b)(c)

------------------------
(a) Not annualized.

(b) Annualized.

(c) After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Institutional International Bond Fund (the "fund") is a separate series of the J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund commenced operations on December 1, 1994. Prior to January 1, 1998, the trust's and the fund's names were The JPM Institutional Funds and The JPM Institutional International Bond Fund, respectively.

The fund invests all of its investable assets in The Non-U.S. Fixed Income Portfolio (the "portfolio"), a no-load, non-diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (99.6% at March 31, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all of the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $32,867. Morgan Guaranty Trust Company of New York ("Morgan") agreed to pay the organization expenses of the fund. The fund agreed to reimburse Morgan for these costs which were deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) The fund is treated as a separate entity for federal income tax purposes. The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH 31, 1998
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of -pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended March 31, 1998, the fee for these services amounted to $94.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and J.P. Morgan Funds (formerly JPM Pierpont Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly The JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended March 31, 1998, the fee for these services amounted to $1,103.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.65% of the average daily net assets of the fund through January 31, 1999. For the six months ended March 31, 1998, Morgan has agreed to reimburse the fund $51,641 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended March 31, 1998, the fee for these services amounted to $3,671.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $112 for the six months ended March 31, 1998.

J.P. MORGAN INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH 31, 1998
--------------------------------------------------------------------------------

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses.The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $23.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE SIX
                                                    MONTHS ENDED      FOR THE FISCAL
                                                   MARCH 31, 1998       YEAR ENDED
                                                    (UNAUDITED)     SEPTEMBER 30, 1997
                                                   --------------   ------------------
Shares of beneficial interest sold...............        509,291            1,035,218
Reinvestment of dividends and distributions......         89,399              134,038
Shares of beneficial interest redeemed...........       (657,714)          (1,523,512)
                                                   --------------   ------------------
Net Decrease.....................................        (59,024)            (354,256)
                                                   --------------   ------------------
                                                   --------------   ------------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investments companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement is $100,000,000. Prior to January 26, 1998, the maximum borrowing under the Agreement was $150,000,000. The Agreement expires on May 27, 1998, however, the fund and the unaffiliated lenders as parties to the Agreement will have the ability to extend the Agreement and continue their participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. The fund has not borrowed pursuant to the Agreement as of March 31, 1998.

5. OTHER MATTERS

Prior to January 20, 1998, the fund invested in the portfolio along with a non-U.S. fund managed by Morgan. On January 20, 1998, the non-U.S. fund withdrew its interest in the portfolio through an in-kind withdrawal amounting to $217,929,049. The withdrawal did not create a taxable event to the fund or reduce the net assets of the fund, but it did reduce the net assets of the portfolio.

The Non-U.S. Fixed Income Portfolio
Semi-Annual Report March 31, 1998
(unaudited)
(The following pages should be read in conjunction with J.P. Morgan Institutional International Bond Fund
Semi-Annual Financial Statements)

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
MARCH 31, 1998
--------------------------------------------------------------------------------

    PRINCIPAL
      AMOUNT
 (LOCAL CURRENCY
000'S OMITTED)(1)                              SECURITY DESCRIPTION                              VALUE
------------------    ----------------------------------------------------------------------  -----------
CORPORATE OBLIGATIONS (22.2%)
GERMANY (1.9%)
   ITL    175,000     Bayerische Landesbank Girozentrale, 10.75% due 03/01/03 (s)...........  $   120,003
                                                                                              -----------

UNITED KINGDOM (17.8%)
    GBP       200     Alliance & Leicester Building Society PLC, 8.75% due 12/07/06 (s).....      373,017
    GBP        40     Alliance & Leicester Building Society PLC, 9.75% due 04/02/08 (s).....       79,962
    GBP        99     ASDA Group PLC, 8.375% due 04/24/07...................................      183,193
    GBP       105     Imperial Chemical Industries, 7.625% due 08/21/07 (s).................      185,394
    GBP       100     Royal Bank of Scotland PLC, 8.375% due 01/29/07 (s)...................      183,159
    GBP        62     Vodafone Group PLC, 7.50% due 03/19/04 (s)............................      107,589
                                                                                              -----------
                                                                                                1,112,314
                                                                                              -----------

UNITED STATES (2.5%)
    USD       155     Discover Card, 5.755% due 04/17/98, FRN (s)...........................      154,758
                                                                                              -----------
                          TOTAL CORPORATE OBLIGATIONS (COST $1,304,636).....................    1,387,075
                                                                                              -----------
GOVERNMENT OBLIGATIONS (47.8%)
AUSTRALIA (9.1%)
                      Government of Australia
    AUD       664       9.75% due 03/15/02 (s)..............................................      510,027
    AUD        71       10.00% due 10/15/07 (s).............................................       61,421
                                                                                              -----------
                                                                                                  571,448
                                                                                              -----------

DENMARK (2.2%)
    DKK       831     Kingdom of Denmark, 8.00% due 03/15/06 (s)............................      140,346
                                                                                              -----------

JAPAN (28.2%)
                      Government of Japan
    JPY    67,800       Series 157, Callable, 4.50% due 06/20/03 (s)........................      590,442
    JPY   115,050       Series 187, Callable, 3.30% due 06/20/06 (s)........................      966,033
    JPY    27,000       Series 200, Callable, 2.00% due 12/20/07 (s)........................      205,308
                                                                                              -----------
                                                                                                1,761,783
                                                                                              -----------

NETHERLANDS (8.3%)
    NLG     1,035     Government of the Netherlands, 5.75% due 09/15/02 (s).................      520,311
                                                                                              -----------
                          TOTAL GOVERNMENT OBLIGATIONS (COST $3,075,556)....................    2,993,888
                                                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MARCH 31, 1998
--------------------------------------------------------------------------------

    PRINCIPAL
      AMOUNT
 (LOCAL CURRENCY
000'S OMITTED)(1)                              SECURITY DESCRIPTION                              VALUE
------------------    ----------------------------------------------------------------------  -----------
SUPRANATIONAL OBLIGATIONS (2) (1.6%)
                      European Investment Bank
  ITL      55,000       10.875% due 12/14/05 (s)............................................  $    41,147
  ITL      79,000       12.20% due 02/18/03 (s).............................................       56,881
                                                                                              -----------
                          TOTAL SUPRANATIONAL OBLIGATIONS (COST $93,749)....................       98,028
                                                                                              -----------
SHORT-TERM INVESTMENTS (21.9%)
EURO DOLLAR TIME DEPOSITS (21.1%)
        1,318,000     State Street Bank & Trust Co. London, 4.50% due 04/01/98..............    1,318,000
                                                                                              -----------

U.S. TREASURY OBLIGATIONS (0.8%)
           50,000     United States Treasury Bill, 5.24%* due 08/20/98 (s)..................       48,989
                                                                                              -----------
                          TOTAL SHORT-TERM INVESTMENTS (COST $1,366,989)....................    1,366,989
                                                                                              -----------
                      TOTAL INVESTMENTS (COST $5,840,930) (93.5%)...........................    5,845,980
                      OTHER ASSETS IN EXCESS OF LIABILITIES (6.5%)..........................      408,774
                                                                                              -----------
                      NET ASSETS (100.0%)...................................................  $ 6,254,754
                                                                                              -----------
                                                                                              -----------

------------------------------
(1) -- Principal is in the local currency of the country in which the security is traded, which may not be the country of origin.

(2) -- International agencies

FRN -- Floating Rate Note. Maturity Date reflects the later of the next interest rate change or next put date.

(s) -- Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $1,877,944 of the market value has been segregated.

* -- Yield-to-Maturity.

NOTE: Based on the cost of investments of $5,846,501 for federal income tax purposes at March 31, 1998, the aggregate gross unrealized appreciation was $91,028 and the aggregate gross unrealized depreciation was $91,549 resulting in a net unrealized depreciation of investments of $521.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MARCH 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $5,840,930 )            $5,845,980
Cash                                                      594
Foreign Currency at Value (Cost $221,664 )            221,530
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                  166,617
Interest Receivable                                    78,614
Receivable for Expense Reimbursement                   22,705
Prepaid Trustees' Fees                                    237
Prepaid Expenses and Other Assets                         713
                                                   ----------
    Total Assets                                    6,336,990
                                                   ----------
LIABILITIES
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                   31,845
Variation Margin Payable                                7,010
Advisory Fee Payable                                    2,331
Fund Services Fee Payable                               1,449
Administrative Services Fee Payable                       197
Accrued Expenses                                       39,404
                                                   ----------
    Total Liabilities                                  82,236
                                                   ----------

NET ASSETS
Applicable to Investors' Beneficial Interests      $6,254,754
                                                   ----------
                                                   ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MARCH 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income (Net of Foreign Withholding Tax
  of $38,764 )                                                   $3,285,323
EXPENSES
Advisory Fee                                       $   253,881
Custodian Fees and Expenses                             68,276
Professional Fees and Expenses                          25,688
Administrative Services Fee                             21,879
Printing Expenses                                        4,249
Fund Services Fee                                        3,732
Administration Fee                                       1,576
Trustees' Fees and Expenses                                794
Miscellaneous                                              808
                                                   -----------
    Total Expenses                                     380,883
Less: Reimbursement of Expenses                        (29,048)
                                                   -----------
NET EXPENSES                                                        351,835
                                                                 ----------
NET INVESTMENT INCOME                                             2,933,488

NET REALIZED GAIN (LOSS) ON
  Investment Transactions (including $463,811 net
    realized gain from futures contracts)           (1,055,109)
  Foreign Currency Transactions                      5,122,408
                                                   -----------
    Net Realized Gain                                             4,067,299
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments (including $166,971 net unrealized
    appreciation from futures contracts)            (2,747,166)
  Foreign Currency Contracts and Translations        3,492,377
                                                   -----------
    Net Change in Unrealized Appreciation                           745,211
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $7,745,998
                                                                 ----------
                                                                 ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED      FOR THE FISCAL
                                                   MARCH 31, 1998       YEAR ENDED
                                                    (UNAUDITED)     SEPTEMBER 30, 1997
                                                   --------------   ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    2,933,488   $       8,781,811
Net Realized Gain on Investment and Foreign
  Currency Transactions                                 4,067,299          16,464,548
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Translations                                   745,211          (3,985,721)
                                                   --------------   ------------------
    Net Increase in Net Assets Resulting from
      Operations                                        7,745,998          21,260,638
                                                   --------------   ------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                           9,442,001         151,112,076
Withdrawals                                          (245,280,117)        (83,928,855)
                                                   --------------   ------------------
    Net Increase (Decrease) from Investors'
      Transactions                                   (235,838,116)         67,183,221
                                                   --------------   ------------------
    Total Increase (Decrease) in Net Assets          (228,092,118)         88,443,859
NET ASSETS
Beginning of Period                                   234,346,872         145,903,013
                                                   --------------   ------------------
End of Period                                      $    6,254,754   $     234,346,872
                                                   --------------   ------------------
                                                   --------------   ------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                       FOR THE           FOR THE FISCAL           FOR THE PERIOD
                                                     SIX MONTHS            YEAR ENDED            OCTOBER 11, 1994
                                                        ENDED            SEPTEMBER 30,           (COMMENCEMENT OF
                                                   MARCH 31, 1998       ----------------          OPERATIONS) TO
                                                     (UNAUDITED)        1997        1996        SEPTEMBER 30, 1995
                                                   ---------------      ----        ----      ----------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                0.49%(a)      0.52%       0.51%                  0.55%(a)
  Net Investment Income                                   4.04%(a)      4.72%       5.34%                  5.73%(a)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                 0.04%(a)        --          --                     --
Portfolio Turnover                                         143%(b)       346%        330%                   288%(b)

------------------------
(a) Annualized.

(b) Not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Non-U.S. Fixed Income Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The portfolio commenced operations on October 11, 1994. The portfolio's investment objective is to provide high total return, consistent with moderate risk of capital, by investing in a portfolio of international fixed income securities. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of the debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value for such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market values of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH 31, 1998
--------------------------------------------------------------------------------
      at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the portfolio's trustees, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At March 31, 1998 the portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                       U.S. DOLLAR   NET UNREALIZED
                                                         COST/          VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                     PROCEEDS          3/31/98     (DEPRECIATION)
-------------------------------------------------  -----------------   -----------   --------------
Canadian Dollar 601,302, expiring 4/21/98........  $         424,819   $   423,040   $      (1,779)
Canadian Dollar 340,946 for AUD 359,808, expiring
 4/21/98.........................................            238,702       239,869           1,167
Danish Krone 1,179,325, expiring 4/21/98.........            169,443       167,477          (1,966)
Deutsche Mark 16,564 for AUD 13,492, expiring
 4/21/98.........................................              8,949         8,968              19
Deutsche Mark 242,593 for CAD 190,943, expiring
 4/21/98.........................................            134,336       131,347          (2,989)
French Franc 3,167,967, expiring 4/21/98.........            519,187       511,988          (7,199)
Italian Lira 500,000,000, expiring 4/21/98.......            278,842       274,300          (4,542)
Japanese Yen 180,879,704, expiring 4/21/98.......          1,409,415     1,360,821         (48,594)
Swedish Krona 6,778,774, expiring 4/21/98........            850,195       848,556          (1,639)


SALES CONTRACTS
-------------------------------------------------
Australian Dollar 494,002, expiring 4/21/98......            328,651       327,728             923
British Pound 749,582, expiring 4/21/98..........          1,231,183     1,253,807         (22,624)

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH 31, 1998
--------------------------------------------------------------------------------

                                                                       U.S. DOLLAR   NET UNREALIZED
                                                         COST/          VALUE AT     APPRECIATION/
SALES CONTRACTS (CONTINUED)                            PROCEEDS          3/31/98     (DEPRECIATION)
-------------------------------------------------  -----------------   -----------   --------------

Canadian Dollar 741,275, expiring 4/21/98........  $         515,792   $   521,516   $      (5,724)
Danish Krone 2,079,942, expiring 4/21/98.........            301,117       295,377           5,740
Danish Krone 83,620 for DEM 21,932, expiring
 4/21/98.........................................             11,875        11,875        --
Deutsche Mark 461,778, expiring 4/21/98..........            254,575       250,021           4,554
French Franc 3,215,181, expiring 4/21/98.........            529,730       519,618          10,112
Italian Lira 986,417,454, expiring 4/21/98.......            549,349       541,150           8,199
Japanese Yen 415,856,212, expiring 4/21/98.......          3,328,433     3,128,632         199,801
Japanese Yen 1,485,534 for DEM 20,897, expiring
 4/21/98.........................................             11,314        11,176             138
Netherlands Guilder 1,114,754, expiring
 4/21/98.........................................            545,780       535,472          10,308
Spanish Peseta 2,262,675, expiring 4/21/98.......             14,722        14,420             302
Swedish Krona 6,778,774, expiring 4/21/98........            839,121       848,556          (9,435)
                                                                                     --------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                                    $     134,772
                                                                                     --------------
                                                                                     --------------

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH 31, 1998
--------------------------------------------------------------------------------

      SUMMARY OF OPEN CONTRACTS AT MARCH 31, 1998

                                                     NUMBER OF      NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS LONG    DEPRECIATION      OF CONTRACTS
                                                   --------------   --------------   ----------------
Ten-Year French Government Bond, expiring June
 1998............................................              4    $      (1,458)   $       335,941
Ten-Year German Government Bond, expiring June
 1998............................................              7             (319)         1,015,649
                                                   --------------   --------------   ----------------
Totals...........................................             11    $      (1,777)   $     1,351,590
                                                   --------------   --------------   ----------------
                                                   --------------   --------------   ----------------

                                                      NUMBER OF      NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS SHORT    DEPRECIATION      OF CONTRACTS
                                                   ---------------   --------------   ----------------
Ten-Year Long Gilt, expiring June 1998...........               6    $      (1,100)   $       542,391
                                                   ---------------   --------------   ----------------
                                                   ---------------   --------------   ----------------

   f) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be subject to taxation on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.35% of the portfolio's average daily net assets. For the six months ended March 31, 1998, such fees amounted to $253,881.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI.
      For the six months ended March 31, 1998, the fee for these services amounted to $1,576.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which Morgan acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MARCH 31, 1998
--------------------------------------------------------------------------------
      aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the six months ended March 31,1998, the fee for these services amounted to $21,879.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $3,732 for the six months ended March 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses.The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $800.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended March 31, 1998 were as follows:

   COST OF            PROCEEDS
  PURCHASES          FROM SALES
-----------------   ------------
$     172,318,550   $159,784,443

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

5. OTHER MATTERS

On January 20, 1998, the portfolio received a withdrawal request in the amount of $217,929,049 as discussed in Note 5 of the fund's Notes to Financial Statements which are included elsewhere in this report. This amount is included in Withdrawals shown on the Statement of Changes in Net Assets. The withdrawal which was made in-kind by transferring certain assets and liabilities, including securities, directly to a non-U.S. fund resulted in a net realized gain on transfer of the securities in the amount of $9,820, which is included in the Net Realized Gain on Investment and Foreign Currency Transactions in the Statement of Operations.

J.P. MORGAN INSTITUTIONAL FUNDS
                                                              J.P. MORGAN
       FEDERAL MONEY MARKET FUND
                                                              INSTITUTIONAL
       PRIME MONEY MARKET FUND
                                                              INTERNATIONAL
       TAX EXEMPT MONEY MARKET FUND
                                                              BOND FUND

       TREASURY MONEY MARKET FUND

       BOND FUND

       CALIFORNIA BOND FUND: INSTITUTIONAL SHARES

       GLOBAL STRATEGIC INCOME FUND

       INTERNATIONAL BOND FUND

       NEW YORK TOTAL RETURN BOND FUND

       SHORT TERM BOND FUND

       TAX EXEMPT BOND FUND

       DIVERSIFIED FUND

       DISCIPLINED EQUITY FUND

       TAX AWARE DISCIPLINED EQUITY FUND:

           INSTITUTIONAL SHARES

       U.S. EQUITY FUND

       U.S. SMALL COMPANY FUND

       EMERGING MARKETS EQUITY FUND

       EUROPEAN EQUITY FUND

       INTERNATIONAL EQUITY FUND

       INTERNATIONAL OPPORTUNITIES FUND

       JAPAN EQUITY FUND


FOR MORE INFORMATION ON THE J.P. MORGAN                  SEMI-ANNUAL REPORT
INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS                   MARCH 31, 1998
SERVICES AT (800)766-7722.